Listing Report:Supplement No. 28 dated Oct 22, 2012 to Prospectus dated Oct 05, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Oct 05, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Oct 05, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 598355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$20,000	Estimated loss*:	1.99%
Term:	60 months

Lender yield:	10.01%	Borrower rate/APR:	11.01% / 13.25%	Monthly payment:	$434.95

Lender servicing fee:	1.00%	Effective Yield*:	9.78%
		Estimated return*:	7.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1984	Debt/Income ratio:	20%
Credit score:	820-839 (Oct-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 18	Length of status:	19y 2m
Amount delinquent:	$0	Total credit lines:	59	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,712	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	29%
		Homeownership:	Yes
Screen name:	Reindeer1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate all my debts except mortgage and auto loan into one payment.

My financial situation:
I am a good candidate for this loan because...I always make payments before the due date and make additional payments when I have extra money. All my payments are made via automatic payments. This loan will allow me to pay off my debts sooner and allow me to increase my savings account with the additional funds I will be saving with this loan. I plan on paying off this loan sooner than the 5 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 634669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	3.49%
Term:	60 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 17.32%	Monthly payment:	$118.92

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.97%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1977	Debt/Income ratio:	22%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,414	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	fairness-dojo7	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	660-679 (Nov-2011)
Principal balance:	$1,498.44	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Medical/Dental
Purpose of loan:
This loan will be used to...defray costs of partial two dental plates and other dentistry.

My financial situation:
I am a good candidate for this loan because...I have paid my current Prosper loan installments faithfully and have paid faithfully all installments of two other loans and paid faithfully my house rent. My health is excellent; I have not had even a cold or a headache since 1990. My Experian credit score is 662, not substantially higher, only because of credit problems that occurred 5 years of more ago. My income is tax-free and guaranteed to remain the same or be greater -- for the rest of my life.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 637049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Estimated loss*:	9.75%
Term:	36 months

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$327.79

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1998	Debt/Income ratio:	7%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	8 / 8	Length of status:	8y 7m
Amount delinquent:	$2,841	Total credit lines:	32	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,322	Stated income:	$100,000+
Delinquencies in last 7y:	41	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	wolfejb	Borrower's state:	Texas	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	58 ( 94% )	640-659 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	4 ( 6% )	640-659 (May-2010) 640-659 (Apr-2010) 560-579 (Sep-2008) 540-559 (Dec-2007)
Principal balance:	$155.67	31+ days late:	0 ( 0% )
Total payments billed:	62
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate debt

My financial situation:
I am a good candidate for this loan because have a stable profession job and working hard to payoff debts and built credit. I work hard to pay additional amounts to payoff loan early.

Monthly net income: $ 6350.00
Monthly expenses: $ 3286
Housing: $ 1089.00
Insurance: $ 250.00
Car expenses: $ 75.00
Utilities: $ 200.00
Phone, cable, internet: $ 247.00
Food, entertainment: $ 325.00
Clothing, household expenses: $ 125.00
Credit cards and other loans: $ 525.00
Other expenses: $ 450.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 649607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1999	Debt/Income ratio:	19%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	22y 9m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$660	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	kindness-warp-speed9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan: home inprovement
This loan will be used to...for home inprovement

My financial situation:
I am a good candidate for this loan because...I take care of all my financials

Monthly net income: $3000.00
Monthly expenses: $
Housing: $875.00
Insurance: $60.00
Car expenses: $220.00
Utilities: $80.00
Phone, cable, internet: $20.00
Food, entertainment: $50.00
Clothing, household expenses: $20.00
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 654809
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	4.74%
Term:	60 months

Lender yield:	16.97%	Borrower rate/APR:	17.97% / 20.37%	Monthly payment:	$266.46

Lender servicing fee:	1.00%	Effective Yield*:	16.15%
		Estimated return*:	11.41%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2000	Debt/Income ratio:	22%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 13	Length of status:	4y 9m
Amount delinquent:	$43	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,421	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	dough-attraction1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 654825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	1.74%
Term:	36 months

Lender yield:	7.39%	Borrower rate/APR:	8.39% / 9.74%	Monthly payment:	$472.75

Lender servicing fee:	1.00%	Effective Yield*:	7.23%
		Estimated return*:	5.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-2002	Debt/Income ratio:	18%
Credit score:	800-819 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	16y 2m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,051	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	10%
		Homeownership:	Yes
Screen name:	commanding-kindness629	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...to combine all of my existing personal for one payment.

My financial situation:
I am a good candidate for this loan because...I have an excellent credit and have made timely payments to all creditors.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 655227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-2001	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,323	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	finance-cymbal	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 655525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jan-1997	Debt/Income ratio:	35%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	16 / 17	Length of status:	12y 2m
Amount delinquent:	$4,814	Total credit lines:	42	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$45,063	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	Yes
Screen name:	penny-recruiter4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Expenses
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 655589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	3.49%
Term:	60 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 17.32%	Monthly payment:	$237.85

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.97%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1996	Debt/Income ratio:	22%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 9	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,404	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	25	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	basis-souffle2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,150.00	< 31 days late:	0 ( 0% )	660-679 (Aug-2011)
Principal balance:	$2,983.81	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate several of my higher interest rate bills into a lower overall monthly payment and to pay off a sizeable emergency medical bill. With the money saved each month, I will finally begin to fund a savings account with which to invest for retirement and maintain my home. Even with a good job, divorce really set me back. My previous Prosper loan was a godsend at a time when emergencies just kept happening. I?m still on the road to success!!

My financial situation:
I am a good candidate for this loan because I do have an excellent career, my credit is steadily improving since divorce, the monthly payment is well within my budget, and I fully intend to get to the point where I can invest here and help people who?ve been through difficult times!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 655679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	2.49%
Term:	60 months

Lender yield:	11.23%	Borrower rate/APR:	12.23% / 14.49%	Monthly payment:	$335.41

Lender servicing fee:	1.00%	Effective Yield*:	10.91%
		Estimated return*:	8.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1993	Debt/Income ratio:	6%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	15y 4m
Amount delinquent:	$260	Total credit lines:	22	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,453	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	finance-chairman187	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
Pay off a couple of outstanding medical bills and make a couple of purchases to improve my home.

My financial situation:
I am a good candidate for this loan because I have worked for Procter & Gamble for over 15 years. I have a good, steady income and plan to stay at P&G until I retire. I have a reliable car which is paid for, have owned a home for almost 17 years and have been in my current home for almost 6 years.

I will set up payments to pay automatically each month to ensure they are not late.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 655785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1993	Debt/Income ratio:	24%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	20y 0m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,573	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	unassuming-note125	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to catch up on household expenses due to unexpected dental expenses not covered by insurance as well as costs associated with moving my new wife and step-son into my home.

My financial situation:
I am a good candidate for this loan because my income will allow me to make timely payments.

Monthly net income: $9200
Monthly expenses: $4850
Housing:
Insurance:
Car expenses:
Utilities:
Phone, cable, internet:
Food, entertainment:
Clothing, household expenses:
Credit cards and other loans:
Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 655835
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-2005	Debt/Income ratio:	72%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,777	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	gain-ladybug551	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
I will use this loan to provide financial security for myself.
My financial situation:
I am a good candidate for this loan because I know that I am recieving a large inheritance gift that will more then cover this small loan. In addition, I was awarded a research grant from Richard Stockton University that I can use towards the loan soon. Finally, I am working as a research assistant at Richard Stockton and I can use my paycheck to make payments.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 656759
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	6.49%
Term:	60 months

Lender yield:	20.18%	Borrower rate/APR:	21.18% / 23.66%	Monthly payment:	$203.66

Lender servicing fee:	1.00%	Effective Yield*:	18.95%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1998	Debt/Income ratio:	16%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,291	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	dough-amplifier0	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baby & Adoption Loans
Purpose of loan:
This loan will be used to add to our family.

My financial situation:
I am a good candidate for this loan because I am employed full time, enjoy my job and look forward to expanding out family.

Monthly net income: $33000
Monthly expenses: $
Housing: $600.00
Insurance: $35.00 (auto)
Car expenses: $100.00 (operational)
Utilities: $150.00
Phone, cable, internet: $95.00
Food, entertainment: $200.00
Clothing, household expenses: $300.00
Credit cards and other loans: $0.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 656819
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$8,750	Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$470.87

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1975	Debt/Income ratio:	24%
Credit score:	800-819 (Oct-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	36y 8m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,152	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	Yes
Screen name:	diversification-futurist5	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Family Expense Loan
Purpose of loan: To pay off some debts and to start a new chapter in my life as my family(wife and son) have stole, abused, and ruined my life due to their drug and gambling problems...to be honest
This loan will be used to...To clear up all debts assoicated with family members and to move into a new place, furniture, bills, etc....I need to make sure they are no longer tied to me in any financial way as they are facing legal and criminal problems

My financial situation: Excellent. I have been employed for 37 years with same company and make over $100,000 a year. Excellen Credit
I am a good candidate for this loan because...All you have to do is look at my credit history. I own 2 houses and a camp. 3 vehicles a boat and a number of other expensive itmes. Quite frankly i dont think in my 54 years i have ever been late on any payments. AND to be honest i am not using my traditional methods of finance(my bank) because I need to be discreet because of my wife and son.....its a damn shame but i can no longer bail them out and keep helping them

Monthly net income: $6200
Monthly expenses: $4500
Housing: $2000
Insurance: $500
Car expenses: $1000
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $200
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-2007	Debt/Income ratio:	39%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	5y 9m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,786	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	sharp-liberty0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan: personal
This loan will be used to...household expenses

My financial situation: good
I am a good candidate for this loan because...union employee working for the school district for multiple years

Monthly net income: $800.00
Monthly expenses: $215.00
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $50.00
Clothing, household expenses: $50.00
Credit cards and other loans: $65.00
Other expenses: $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	1.74%
Term:	36 months

Lender yield:	7.39%	Borrower rate/APR:	8.39% / 9.74%	Monthly payment:	$472.75

Lender servicing fee:	1.00%	Effective Yield*:	7.23%
		Estimated return*:	5.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1991	Debt/Income ratio:	24%
Credit score:	780-799 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	16y 3m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,632	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	Yes
Screen name:	dime-tiramisu9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,050	Estimated loss*:	4.49%
Term:	60 months

Lender yield:	16.52%	Borrower rate/APR:	17.52% / 19.91%	Monthly payment:	$289.03

Lender servicing fee:	1.00%	Effective Yield*:	15.76%
		Estimated return*:	11.27%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1991	Debt/Income ratio:	28%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,114	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	freedompath2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	70 ( 100% )	700-719 (Latest)
Principal borrowed:	$27,424.00	< 31 days late:	0 ( 0% )	700-719 (Oct-2010) 680-699 (Mar-2008) 680-699 (Aug-2007)
Principal balance:	$0.65	31+ days late:	0 ( 0% )
Total payments billed:	70
Description
Debt consolidation
Purpose of loan:?
This loan will be used to consolidate high interest credit cards into one lower monthly payment.

My financial situation:?
I am a good candidate for this loan because?
1. I pay my bills on time.
2. I am very concerned about paying off all debts and consolidating down to be debt free.?
3. ?I have used prosper in the past and have a perfect payment record. ?I have found prosper to be the best method for lower rates and to get my credit cards paid off in a reasonable amount of time with one monthly payment.

Monthly net income: $ 7500
Monthly expenses: $6430
Housing: $1343
Insurance: $ 212
Car expenses: $367
Utilities: $410
Phone, cable, internet: $378
Food, entertainment: $400
Clothing, household expenses: $200
Credit cards and other loans: $420
Education expense:$1500
Other expenses: $1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$6,500	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$186.92

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1991	Debt/Income ratio:	18%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,632	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	appetizing-principal174	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate my debt. High interest rate credit cards, the 10% down payment I borrowed from my parents to buy a mobile home and buy living room furniture and a bed for my daughter. Living with my parents currently and I'm starting over.

My financial situation:
I am a good candidate for this loan because I have a good job, I am a stable single mom, I'm going to school to finish my accounting degree and I have way too much to lose to not take my financial obligations seriously. I have made alot of progess on my debt since moving in with my parents 7 months ago.

Monthly net income: $2670
Monthly expenses: $
Housing: $650 (lot rent and house payment if I get this loan) currently $300 living w/parents.
Insurance: $88.20
Car expenses: $ 229.00 (lease pymt)
Utilities: $ 150 ( estimated if I get the loan) currently $0.00
Phone, cable, internet: $155
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $208 paying minimum only
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$287.56

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-2007	Debt/Income ratio:	17%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,126	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	Yes
Screen name:	trade-molecule3	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	7.24%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.71%	Monthly payment:	$256.56

Lender servicing fee:	1.00%	Effective Yield*:	16.79%
		Estimated return*:	9.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1995	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	25 / 24	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$44,685	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	No
Screen name:	transparency-crescent8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay some debt

My financial situation:
I am a good candidate for this loan because...I do pay on time

Monthly net income: $1400
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $236
Utilities: $300
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	9.75%
Term:	12 months

Lender yield:	16.95%	Borrower rate/APR:	17.95% / 25.79%	Monthly payment:	$183.31

Lender servicing fee:	1.00%	Effective Yield*:	15.59%
		Estimated return*:	5.84%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1999	Debt/Income ratio:	20%
Credit score:	620-639 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 7	Length of status:	6y 2m
Amount delinquent:	$494	Total credit lines:	45	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,667	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	jaimef213	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	600-619 (Nov-2010) 560-579 (Aug-2008) 580-599 (May-2008) 540-559 (Oct-2007)
Principal balance:	$730.10	31+ days late:	0 ( 0% )
Total payments billed:	51
Description
Healthy Living
Purpose of loan: Bowflex Treadclimber
This loan will be used to...purchase a bowflex treadclimber

My financial situation: excellant
I am a good candidate for this loan because...I have had 2 previous prosper loans and never defaulted.

Monthly net income: $2800
Monthly expenses: $
Housing: $600
Insurance: $150
Car expenses: $400
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.75%
Term:	36 months

Lender yield:	29.06%	Borrower rate/APR:	30.06% / 34.05%	Monthly payment:	$84.97

Lender servicing fee:	1.00%	Effective Yield*:	26.43%
		Estimated return*:	11.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1981	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	11y 4m
Amount delinquent:	$0	Total credit lines:	8	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$239
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	momentous-power8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cell phone 843.00
Purpose of loan: Consolodate my cell phone bill.
This loan will be used to...pay bills

My financial situation: I am don disability I get 675.00 a month and will pay this loan off by december 2012
I am a good candidate for this loan because...

Monthly net income: $825.00
Monthly expenses: $500.00
Housing: $1200
Insurance: $475.00
Car expenses: $0.00
Utilities: $150.00
Phone, cable, internet: $220.00
Food, entertainment: $200.00
Clothing, household expenses: $40.00
Credit cards and other loans: $781.30
Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.75%
Term:	36 months

Lender yield:	29.06%	Borrower rate/APR:	30.06% / 34.05%	Monthly payment:	$169.94

Lender servicing fee:	1.00%	Effective Yield*:	26.43%
		Estimated return*:	11.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1986	Debt/Income ratio:	50%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	22y 1m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,174	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	sympathetic-liberty5	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation credit cards
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657657
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$7,500	Estimated loss*:	1.74%
Term:	36 months

Lender yield:	7.39%	Borrower rate/APR:	8.39% / 9.74%	Monthly payment:	$236.37

Lender servicing fee:	1.00%	Effective Yield*:	7.23%
		Estimated return*:	5.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-2007	Debt/Income ratio:	21%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$678	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	7%
		Homeownership:	No
Screen name:	innocent-yield5	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation Help
Purpose of loan:
I am looking for a loan to help me consolidate some of the debt I accrued while attending college. Between school-related and everyday-living expenses I have debts from a few sources that I would like to consolidate into one, easy to manage account.

My financial situation:
I am a good candidate for this loan because, simply put, I will not have any problems paying off my loan. I work full time for one of the major television networks in the country and will soon be eligible for promotion. I have a part-time job in a restaurant on the weekend for a bit of supplemental income as well. I have an excellent work ethic and have been working full time since my second year in college. At this point I have been able to pay off a considerable amount of my debt and this loan would help me streamline much of what is left into one, simple payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$6,000	Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$216.13

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1990	Debt/Income ratio:	18%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	13y 1m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,090	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	green-worth-guru	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate higher interest debt.

My financial situation:
I am a good candidate for this loan because I have a solid work history with 13 years at my current employer and I have no late or missed credit payment histories.

Monthly net income: $4,417
Monthly expenses: $1990
Housing: $ 650
Insurance: $110
Car expenses: $120
Utilities: $120
Phone, cable, internet: $50
Food, entertainment: $350
Clothing, household expenses: $50
Credit cards and other loans: $550
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	9.25%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$572.78

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1995	Debt/Income ratio:	14%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	12y 5m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,730	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	astute-felicity447	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657721
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-2003	Debt/Income ratio:	8%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 2	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,968	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	principal-ectasy	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: To consolidate and pay off credit cards.
This loan will be used to...directly pay off 2 existing credit cards that were opened up while I was a student.

My financial situation: Stable. I now make adequate income and am no longer living paycheck to paycheck.
I am a good candidate for this loan because...I care about my credit and will pay off my monthly bills on time.

Monthly net income: $ 2800
Monthly expenses: $ 300
Housing: $ 740
Insurance: $ 37
Car expenses: $ 0
Utilities: $ 15
Phone, cable, internet: $ 87
Food, entertainment: $ 150
Clothing, household expenses: $ 80
Credit cards and other loans: $ 100
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,333.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,833.10	Estimated loss*:	3.74%
Term:	36 months

Lender yield:	11.49%	Borrower rate/APR:	12.49% / 15.32%	Monthly payment:	$278.73

Lender servicing fee:	1.00%	Effective Yield*:	11.02%
		Estimated return*:	7.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1979	Debt/Income ratio:	31%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	8y 2m
Amount delinquent:	$0	Total credit lines:	45	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,603
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	boomer46	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	63 ( 100% )	740-759 (Latest)
Principal borrowed:	$29,500.00	< 31 days late:	0 ( 0% )	740-759 (Nov-2011) 760-779 (Apr-2010) 760-779 (Dec-2009) 780-799 (Aug-2008)
Principal balance:	$11,664.34	31+ days late:	0 ( 0% )
Total payments billed:	63
Description
Household Expenses
Purpose of loan:
This loan will be used to...purchase two possibly eight windows

My financial situation:
I am a good candidate for this loan because...my bills are always paid timely no defaults ever.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	1.74%
Term:	36 months

Lender yield:	7.39%	Borrower rate/APR:	8.39% / 9.74%	Monthly payment:	$472.75

Lender servicing fee:	1.00%	Effective Yield*:	7.23%
		Estimated return*:	5.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1993	Debt/Income ratio:	19%
Credit score:	820-839 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,243	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	repayment-authority6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt Consolidation
This loan will be used to... Pay off 2 credit cards

My financial situation: Good, but due to working on commissions, my income fluctuates
I am a good candidate for this loan because... I have always paid my bills on time, and have a good credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657779
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$19,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$13,300	Estimated loss*:	3.24%
Term:	60 months

Lender yield:	13.21%	Borrower rate/APR:	14.21% / 16.52%	Monthly payment:	$444.17

Lender servicing fee:	1.00%	Effective Yield*:	12.74%
		Estimated return*:	9.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1981	Debt/Income ratio:	13%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Sales - Commission
Public records last 12m / 10y:	1/ 2	Revolving credit balance:	$181,461	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	safe-investment9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 86% )	720-739 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	1 ( 14% )	740-759 (Mar-2012)
Principal balance:	$5,884.09	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1999	Debt/Income ratio:	26%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,399	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	peso-galaxy5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Emergency car repairs
Purpose of loan:
This loan will be used to repair emergency car damages due to a crash.

My financial situation:
I am a good candidate for this loan because I have continued to show that I do pay my bills on time.

Monthly net income: $5120
Monthly expenses: $
Housing: $1589
Insurance: $132
Car expenses: $895
Utilities: $75
Phone, cable, internet: $175
Food, entertainment: $25
Clothing, household expenses: $30
Credit cards and other loans: $125
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657947
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.75%
Term:	36 months

Lender yield:	29.06%	Borrower rate/APR:	30.06% / 34.05%	Monthly payment:	$169.94

Lender servicing fee:	1.00%	Effective Yield*:	26.43%
		Estimated return*:	11.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	620-639 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	26	Stated income:	Not employed
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$8,735
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	No
Screen name:	ore-summoner1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	660-679 (Mar-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Debt consolidation/living expenses
Purpose of loan:
I am a former Marine and disabled veteran. Currently I am unemployed but have accepted a new position that will not start paying for at least 5 weeks. This loan will pay my rent, food, and travel costs, as well as consolidate some existing debt and pay expenses while I train for my new job. Training is unpaid and lasts approx 1 month.

My financial situation:
I am a good candidate for this loan because I am a former Marine and have an excellent history of paying debts on time.

Monthly net income: $1000
Monthly expenses: $2000
Housing: $500
Insurance: $100
Car expenses: $400
Utilities: $200
Phone, cable, internet: $
Food, entertainment: $300
Clothing, household expenses: $
Credit cards and other loans: $300
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.25%
Term:	60 months

Lender yield:	30.65%	Borrower rate/APR:	31.65% / 34.41%	Monthly payment:	$133.50

Lender servicing fee:	1.00%	Effective Yield*:	27.88%
		Estimated return*:	13.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1989	Debt/Income ratio:	7%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 11	Length of status:	14y 9m
Amount delinquent:	$258	Total credit lines:	33	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,681	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	blue-rupee-britches	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation: ok
I am a good candidate for this loan because...
gainfully employed

Monthly net income: $8000
Monthly expenses: $7500
Housing: $3600
Insurance: $300
Car expenses: $375
Utilities: $350
Phone, cable, internet: $150
Food, entertainment: $1200
Clothing, household expenses: $500
Credit cards and other loans: $750
Other expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	7y 2m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,089	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	No
Screen name:	ideal-return411	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	8.74%
Term:	12 months

Lender yield:	15.56%	Borrower rate/APR:	16.56% / 24.37%	Monthly payment:	$454.98

Lender servicing fee:	1.00%	Effective Yield*:	14.38%
		Estimated return*:	5.64%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1997	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 3	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,248	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	authoritative-yield6	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$540.33

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1983	Debt/Income ratio:	19%
Credit score:	660-679 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	6 / 4	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,139	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	sturdy-contract413	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...put in a new heat/AC unit and replace the roof

My financial situation:
I am a good candidate for this loan because...I make over $100,000.00 in income, have low debt, and pay my bills promply.

Monthly net income: $8000
Monthly expenses: $3173 (this is a total of the numbers below)
Housing: $800
Insurance: $200
Car expenses: $750
Utilities: $150
Phone, cable, internet: $73
Food, entertainment: $400
Clothing, household expenses: $50
Credit cards and other loans: $50
Other expenses: $700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	13.25%
Term:	36 months

Lender yield:	26.86%	Borrower rate/APR:	27.86% / 31.79%	Monthly payment:	$289.02

Lender servicing fee:	1.00%	Effective Yield*:	24.47%
		Estimated return*:	11.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1993	Debt/Income ratio:	41%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$14,176	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	foxy-openness327	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Consolidate loans and home improvement

My financial situation:
I am a good candidate for this loan because...I am continually trying to improve my credit standing.

Monthly net income: $4333
Monthly expenses: $2673
Housing: $884
Insurance: $85
Car expenses: $600
Utilities: $130
Phone, cable, internet: $279
Food, entertainment: $250
Clothing, household expenses: $50
Credit cards and other loans: $275
Other expenses: $120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.75%
Term:	60 months

Lender yield:	27.27%	Borrower rate/APR:	28.27% / 30.93%	Monthly payment:	$469.48

Lender servicing fee:	1.00%	Effective Yield*:	24.93%
		Estimated return*:	13.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jan-1964	Debt/Income ratio:	34%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	1y 8m
Amount delinquent:	$57	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,263	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	schmeltze20	Borrower's state:	Pennsylvania	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	660-679 (Dec-2011) 680-699 (Aug-2007) 680-699 (Jul-2007)
Principal balance:	$3,317.05	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	5.99%
Term:	36 months

Lender yield:	15.79%	Borrower rate/APR:	16.79% / 20.46%	Monthly payment:	$71.10

Lender servicing fee:	1.00%	Effective Yield*:	14.87%
		Estimated return*:	8.88%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2007	Debt/Income ratio:	32%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	5y 9m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,059	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	No
Screen name:	balance-saxaphone2	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 88% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	2 ( 13% )	640-659 (May-2011)
Principal balance:	$3,410.78	31+ days late:	0 ( 0% )
Total payments billed:	16
Description
Household Expenses
Purpose of loan:
This loan will be used to add a little boost of income to my household. I currently have another Prosper loan open that I was selflessly funded by members of this community, and I feel this is a good place to come when I am in need of a little assistance. The funds will be used for general household expenses such as groceries, gas for vehicle, etc. I do not necessarily require the full amount I am requesting, but I feel this is a better avenue than a payday loan or other high interest short term loan.

My financial situation:
I am a good candidate for this loan because my financial need is temporary, not recurring. I recently had to take a trip for a family emergency that I definitely was not expecting, and it exhausted more of my income than I was prepared to use. I am only trying to recover from this incident without having to sacrifice another expense. I pride myself in my strict budget, but I have not yet accumulated enough expenses for worst case scenarios, and especially for vacations. I feel my daily stability is more important than planning for trips. I definitely do not foresee needing the full term to repay this loan, but of course, best to be prepared. Any additional funding will be used toward any outstanding debts to reduce my monthly obligations even more.

My monthly income after taxes with my new promotion is now approx $3400 from the $2900 it was at, while my expenses have been reduced to approx $1900 from the $2200 it was at the time of my last loan request here.

Despite whether I am funded for this loan or not, I would like to thank each of my potential investors for taking the time to review my request, and I am glad to be part of this community. I hope to one day soon be in a position to invest so others like me can take advantage of this great opportunity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	2.49%
Term:	60 months

Lender yield:	11.23%	Borrower rate/APR:	12.23% / 14.49%	Monthly payment:	$290.69

Lender servicing fee:	1.00%	Effective Yield*:	10.91%
		Estimated return*:	8.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1997	Debt/Income ratio:	20%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,236	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	MKCWO	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	760-779 (Latest)
Principal borrowed:	$8,600.00	< 31 days late:	0 ( 0% )	780-799 (Jul-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	5.49%
Term:	60 months

Lender yield:	18.39%	Borrower rate/APR:	19.39% / 21.82%	Monthly payment:	$653.89

Lender servicing fee:	1.00%	Effective Yield*:	17.39%
		Estimated return*:	11.90%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1983	Debt/Income ratio:	18%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	18y 0m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$88,237	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	goodhearted-fairness947	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay down and consolidate some exisitng debt.

My financial situation:
I am a good candidate for this loan because I have always been responsible in paying my debt and in numerous cases have paid off debt early. I am not been late or had any debt sent to collections previously..

Monthly net income: $12,000.00
Monthly expenses: $1000.00
Housing: $2000.00
Insurance: $
Car expenses: $400.00
Utilities: $200.00
Phone, cable, internet: $250.00
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $1700.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	1.74%
Term:	36 months

Lender yield:	7.39%	Borrower rate/APR:	8.39% / 9.74%	Monthly payment:	$173.34

Lender servicing fee:	1.00%	Effective Yield*:	7.23%
		Estimated return*:	5.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1980	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	7y 6m
Amount delinquent:	$0	Total credit lines:	30	Stated income:	Not employed
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$10,638
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Homeownership:	Yes
Screen name:	credit-optimization7	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to.pay fee for removal of time share...

My financial situation:
I am a good candidate for this loan because I am paying more per month in mortgage fees....
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	6.24%
Term:	36 months

Lender yield:	16.34%	Borrower rate/APR:	17.34% / 21.03%	Monthly payment:	$214.93

Lender servicing fee:	1.00%	Effective Yield*:	15.36%
		Estimated return*:	9.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1990	Debt/Income ratio:	28%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 6	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,017	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	Sylvialorenz	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	720-739 (Latest)
Principal borrowed:	$6,249.87	< 31 days late:	0 ( 0% )	660-679 (Oct-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2080
Monthly expenses: $1420
Housing: $475
Insurance: $80
Car expenses: 280$
Utilities: $50
Phone, cable, internet: $65
Food, entertainment: $200
Clothing, household expenses: $40
Credit cards and other loans: $230
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,500	Estimated loss*:	9.25%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$161.08

Lender servicing fee:	1.00%	Effective Yield*:	22.06%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1991	Debt/Income ratio:	12%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 7	Length of status:	7y 7m
Amount delinquent:	$8,264	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,002	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	cypress038	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 26000
Monthly expenses: $ 1600
Housing: $ 850
Insurance: $ 100
Car expenses: $
Utilities: $ 175
Phone, cable, internet: $ 0
Food, entertainment: $ 0
Clothing, household expenses: $ 0
Credit cards and other loans: $ 150
Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	2.99%
Term:	60 months

Lender yield:	12.46%	Borrower rate/APR:	13.46% / 15.75%	Monthly payment:	$574.73

Lender servicing fee:	1.00%	Effective Yield*:	12.05%
		Estimated return*:	9.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-2000	Debt/Income ratio:	11%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	7y 5m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,879	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	Yes
Screen name:	Michcom610	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Large Purchases
Purpose of loan:
This loan will be used to continuing investing in real estate.

My financial situation:
I am a good candidate for this loan because I have a very solid job, great history or repaying my credit, and looking to help people that help me through the interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	7.24%
Term:	60 months

Lender yield:	21.26%	Borrower rate/APR:	22.26% / 24.76%	Monthly payment:	$97.18

Lender servicing fee:	1.00%	Effective Yield*:	19.86%
		Estimated return*:	12.62%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1978	Debt/Income ratio:	3%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	8	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 8	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,737	Stated income:	$100,000+
Delinquencies in last 7y:	48	Bankcard utilization:	26%
		Homeownership:	Yes
Screen name:	exjock	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,551.00	< 31 days late:	0 ( 0% )	580-599 (Nov-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
Debt consolidation
About Me
I am a technical support person at a Fortune 500 company. I have been in the technical support field for 25 years. I am married and have been the sole provider for my wife and two children during our 20 years of marriage. I had previously taken out a Prosper loan of $1900 which I paid off back in 2009.

"Loan Paid In Full Your loan, "http://not-out-of-debt-yet.blogspot.com" (Loan #23788) has been paid in full. View loan payment history. Aug-17-2009 9:41 AM "

What the loan is for
I will use this loan to pay off some high interest rate debt. This will free up $250 a month. You can track my progress on my blog: http://not-out-of-debt-yet.blogspot.com

My credit rating
Good

My Income and Expenses
Monthly net income: $ 5200
Monthly expenses: $ 4830
Housing: $ 2150
Insurance: $ 350
Utilities: $ 150
Car expenses: $300
Phone, Cable, Internet: $180
Food, entertainment, Misc: $ 400
Clothing, household expenses: $ 100
Credit cards: $700
Tuition: $400
Remaining Funds each month: $470

After I payoff high interest loans:
Remaining Funds each month: $720

We have taken many steps to improve our financial position - part-time jobs, selling personal belongings on eBay, canceling monthly lawn service, cancelled extra phone line, cancelled gym membership and Balance Liquidation Plans with 14 of my 16 creditors. At the present rate I will be out of debt in three years.

Paying off this loan
I will pay you back on time and in full. I do not cheat people and I do not leave people hanging. You will be glad you made this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658291
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.32%	Borrower rate/APR:	29.32% / 33.29%	Monthly payment:	$168.32

Lender servicing fee:	1.00%	Effective Yield*:	25.75%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1996	Debt/Income ratio:	25%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$691	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	27	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	principal-molecule5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to help assist me and my son in moving expenses to new place of residence. I am separating from spouse.

My financial situation:
I am a good candidate for this loan because every since my bankruptcy was disharged a couple of years ago, my credit has improved and I have paid my debts on time.

Monthly net income: $2,142.42
Monthly expenses: $1,167.67
Housing: $0
Insurance: $32.49
Car expenses: $587.20
Utilities: $0
Phone, cable, internet: $55.00
Food, entertainment: $50.00
Clothing, household expenses: $0
Credit cards and other loans: $242.98
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1988	Debt/Income ratio:	5%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	12	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	16 / 15	Length of status:	2y 2m
Amount delinquent:	$13,304	Total credit lines:	32	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$973	Stated income:	$100,000+
Delinquencies in last 7y:	5	Bankcard utilization:	33%
		Homeownership:	Yes
Screen name:	marketplace-mangrove1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
investment
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-2001	Debt/Income ratio:	11%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	10y 2m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,817	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	asset-network	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
***Small business start up***
Purpose of loan: Small business Start-up
This loan will be used to...Purchase a computer and some required software as well as provide the first three rounds of marketing to potential clients that are already in my database.

My financial situation: Good
I am a good candidate for this loan because... I currently teach full time at the high school level and teach part time at the university level. I make more than enough income to pay this loan back. My business is fully up and running but I need the loan to get over some of the essential expenses of starting up.

Monthly net income: $5500 and $2200 = $7700
Monthly expenses: $
Housing: $2150
Insurance: $500
Car expenses: $200
Utilities: $300
Phone, cable, internet: $200
Food, entertainment: $400
Clothing, household expenses: $100
Credit cards and other loans: $1000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$9,450	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$388.21

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1996	Debt/Income ratio:	39%
Credit score:	780-799 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,044	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	Yes
Screen name:	capital-equator0	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to: Replace a furnace and A/C on a rental property

My financial situation:
I am a good candidate for this loan because...I always pay my bill on time and sometime pay more that the minimum requested to pay my loans sooner.

Monthly net income: $ 1,000.00
Monthly expenses: $ 500.00
Housing: $
Insurance: $ 150.00
Car expenses: $ 0
Utilities: $ 100.00
Phone, cable, internet: $ 0
Food, entertainment: $ 200
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	2.49%
Term:	60 months

Lender yield:	11.23%	Borrower rate/APR:	12.23% / 14.49%	Monthly payment:	$290.69

Lender servicing fee:	1.00%	Effective Yield*:	10.91%
		Estimated return*:	8.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-2001	Debt/Income ratio:	31%
Credit score:	780-799 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,874	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	Yes
Screen name:	duty-embrace8	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...
Home Improvemnt (finish basement)
My financial situation:
I am a good candidate for this loan because..
I have never had a late payment on any transaction and had only owned one major Credit Card..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Estimated loss*:	1.74%
Term:	36 months

Lender yield:	7.39%	Borrower rate/APR:	8.39% / 9.74%	Monthly payment:	$267.89

Lender servicing fee:	1.00%	Effective Yield*:	7.23%
		Estimated return*:	5.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1994	Debt/Income ratio:	19%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	13y 2m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,377	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	14%
		Homeownership:	Yes
Screen name:	happy-loyalty9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate my debt into one payment.

My financial situation:
I am a good candidate for this loan because I always pay back my debt. I have great credit. I've been financially irresponsible and trying to change that.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	2.99%
Term:	60 months

Lender yield:	12.46%	Borrower rate/APR:	13.46% / 15.75%	Monthly payment:	$275.87

Lender servicing fee:	1.00%	Effective Yield*:	12.05%
		Estimated return*:	9.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1999	Debt/Income ratio:	42%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	9y 5m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,021	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	No
Screen name:	wiki2008	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	47 ( 100% )	700-719 (Latest)
Principal borrowed:	$17,000.00	< 31 days late:	0 ( 0% )	680-699 (Oct-2011) 680-699 (Mar-2008)
Principal balance:	$8,642.40	31+ days late:	0 ( 0% )
Total payments billed:	47
Description
Debt consolidation
Purpose of loan:
consolidate debt

My financial situation:
I am a good candidate for this loan because I am financially stable. I have had the same job for the past 9 years and also have a second job that I have had for the past 3 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,850.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$14,850	Estimated loss*:	6.49%
Term:	60 months

Lender yield:	20.18%	Borrower rate/APR:	21.18% / 23.66%	Monthly payment:	$403.25

Lender servicing fee:	1.00%	Effective Yield*:	18.95%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2005	Debt/Income ratio:	20%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 4	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,071	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	rupee-topper	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	680-699 (Jan-2012)
Principal balance:	$5,478.72	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan:
disconsolate 1 loan that is currently at 32 % interest and one credit card that is at 33% interest rate.

My financial situation:
I am already paying above the minimum for these two payments and have not missed a payment, I will actually be paying more on the loan each month, but would like to get my interest rates down.

Monthly net income: $2700.00
Monthly expenses: $
Housing: $890.00
Insurance: $23.00
Car expenses: $0 -- no car
Utilities: $100
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $200
Credit cards and other loans: $ (445.12 -- will be consolidating this payment with this loan), and an additional 100.00 on my two credit cards I use all the time
Other expenses: $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	3.99%
Term:	60 months

Lender yield:	15.28%	Borrower rate/APR:	16.28% / 18.64%	Monthly payment:	$367.01

Lender servicing fee:	1.00%	Effective Yield*:	14.64%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1990	Debt/Income ratio:	56%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	11y 2m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,960	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	Yes
Screen name:	hope-pipeline	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	720-739 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	780-799 (Mar-2012)
Principal balance:	$8,537.41	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Other
Purpose of loan:
This loan will be used to...
pay off my other credit card faster with a lower interest rate.
My financial situation: I am able to pay the amount required without late fees
I am a good candidate for this loan because... I am responsible with my payments and would like to eventually be debt free.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$194.75

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1996	Debt/Income ratio:	36%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,141	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	transparency-exec9	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	9.25%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$152.74

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1996	Debt/Income ratio:	35%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$16,578	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	diversification-rotation6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: To Paydown credit card debt and home repair
This loan will be used to...

My financial situation:
I am a good candidate for this loan because... I have a good history of paying my bills

Monthly net income: $2300
Monthly expenses: $1300
Housing: $720
Insurance: $200
Car expenses: $285
Utilities: $70
Phone, cable, internet: $90
Food, entertainment: $20
Clothing, household expenses: $50
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-1992	Debt/Income ratio:	37%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	29 / 23	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	62	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$135,365	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	Yes
Screen name:	kindness-karate	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (Dec-2011)
Principal balance:	$3,320.64	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan: Debt Consolidation
This loan will be used to...Debt Cosolidation

My financial situation: Excellent
I am a good candidate for this loan because I'm employed and pay monthly payment on time.

Monthly net income: $ 4500
Monthly expenses: $500
Housing: $1200
Insurance: $ 200
Car expenses: $ none
Utilities: $50
Phone, cable, internet: $50
Food, entertainment: $75
Clothing, household expenses: $50
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	3.74%
Term:	60 months

Lender yield:	14.64%	Borrower rate/APR:	15.64% / 17.98%	Monthly payment:	$313.65

Lender servicing fee:	1.00%	Effective Yield*:	14.06%
		Estimated return*:	10.32%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1996	Debt/Income ratio:	25%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 16	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,621	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	tgfo4927	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	28 ( 90% )	680-699 (Latest)
Principal borrowed:	$15,500.00	< 31 days late:	3 ( 10% )	720-739 (Jan-2012) 680-699 (Feb-2011) 720-739 (Feb-2010) 680-699 (Sep-2009)
Principal balance:	$4,364.57	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
Debt consolidation
Purpose of loan:
I will be consolidating 5 credit cards and 2 personal loans to one payment. This will reduce my monthly payouts by $734, with this loan payment making my net gain per month to be approximately $400 and my overall interest rates from 21-28% to 15%.

My financial situation:
I am a good candidate for this loan because I am steadily employed with a stable company. I also currently meet my obligations even though it stretches my finances. The ability to consolidate and reduce my monthly outputs will be a welcome relief.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658699
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	10.25%
Term:	60 months

Lender yield:	25.24%	Borrower rate/APR:	26.24% / 28.85%	Monthly payment:	$150.41

Lender servicing fee:	1.00%	Effective Yield*:	23.20%
		Estimated return*:	12.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1993	Debt/Income ratio:	46%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	6y 9m
Amount delinquent:	$0	Total credit lines:	58	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,315	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	46	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	asset-fortress	Borrower's state:	Minnesota	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	660-679 (Dec-2011) 660-679 (Jun-2010) 660-679 (Mar-2010) 660-679 (Jan-2010)
Principal balance:	$3,320.45	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Payoff two credit cards and a personal loan.
My financial situation:
I am a good candidate for this loan because...
I pay all my bills on time and had some surprise auto repairs that had to be put on credit cards.

Monthly net income: $3100
Monthly expenses: $
Housing: $564
Insurance: $139
Car expenses: $175
Utilities: $150
Phone, cable, internet: $225
Food, entertainment: $150
Clothing, household expenses: $
Credit cards and other loans: $1363
Other expenses: $12
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658855
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$17,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$12,250	Estimated loss*:	2.74%
Term:	60 months

Lender yield:	11.71%	Borrower rate/APR:	12.71% / 14.99%	Monthly payment:	$395.59

Lender servicing fee:	1.00%	Effective Yield*:	11.35%
		Estimated return*:	8.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-2004	Debt/Income ratio:	22%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	10y 6m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$65,747	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	blue-commitment-gatherer8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Purpose of loan:
This loan will be used to... Purchase Inventory. . . . I am the President of General Impact Glass & Window Corp. This business has been in operation since February of 2001. This business has been successful and I need a small capital infusion. I am turning to prosper as one of my sources of capital.

My financial situation:
I am a good candidate for this loan because... I have a excellent credit, I have been in the Impact Business industry for 8 years. My income is over $200,000 per year; I have an excellent credit rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 644220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	3.74%
Term:	36 months

Lender yield:	11.49%	Borrower rate/APR:	12.49% / 15.32%	Monthly payment:	$83.62

Lender servicing fee:	1.00%	Effective Yield*:	11.02%
		Estimated return*:	7.28%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1995	Debt/Income ratio:	22%
Credit score:	680-699 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,903	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	MBAGrad08	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	680-699 (Feb-2011) 600-619 (Jul-2008)
Principal balance:	$2,773.95	31+ days late:	0 ( 0% )
Total payments billed:	49
Description
Reducing Debt Burden
Purpose of loan: This loan will be used to pay off a current loan with a higher interest rate, reducing my monthly loan payment by over $100.

My financial situation:
I am a good candidate for this loan because I have a secure job; I have worked to improve my credit score over the past 3 years - it has increased by almost 100 points. The only other debt I have is graduates school debt, 1 credit card and a car loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 649944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	1.99%
Term:	36 months

Lender yield:	7.64%	Borrower rate/APR:	8.64% / 9.99%	Monthly payment:	$632.65

Lender servicing fee:	1.00%	Effective Yield*:	7.46%
		Estimated return*:	5.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1996	Debt/Income ratio:	28%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,531	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	No
Screen name:	orange-tidy-wampum	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt Consolidation and wedding cost
This loan will be used to... Pay off 4 debts in the amount of $10,500, the rest of the funds is going towards the cost of my wedding.

My financial situation: Job is stabel and am expecting a raise in the next few months ~ $4,000 to $6,000 more a year. We have had a record year in profitability and I am going to be hiring.
I am a good candidate for this loan because I have been on time with my payments on a bunch of debt for a very long time. I expect that I will pay about $900.00 a month on this loan to get paid off faster. I am currently paying around $1,300 a month in revolving debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 655154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	7.24%
Term:	60 months

Lender yield:	21.26%	Borrower rate/APR:	22.26% / 24.76%	Monthly payment:	$416.50

Lender servicing fee:	1.00%	Effective Yield*:	19.86%
		Estimated return*:	12.62%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1999	Debt/Income ratio:	25%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,531	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	107%
		Homeownership:	Yes
Screen name:	velocity-buckeye	Borrower's state:	Arizona	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,900.00	< 31 days late:	0 ( 0% )	740-759 (Mar-2010)
Principal balance:	$1,650.03	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
2nd Prosper Loan - Consolidate/Home
Purpose of loan: 2nd Prosper loan request to consolidate debt and home improvement. My first Prosper loan will be paid off in 6 payments.

This loan will be used to...
Pay off my credit cards:
Sears $5513 current payment is $158
Capital One $1975 current payment is $152
Prosper loan $1662 current payment is $289 (I have had the loan for almost 3 years and have already paid off $6238 and do not want to have 2 loans so this is important to my listing
Home Improvement of $5850...our home was built in 2007 and there are some things in the home we would like to improve on and feel we are in a good position to do so.

My financial situation:
I am a good candidate for this loan because...I have good credit and a good income of $109,000 a year that can be 100% verified by my W2's. I believe my previous Prosper Loan shows what kind of borrower I am to the Prosper lenders.

Thank you for considering me!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 655782
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.75%
Term:	60 months

Lender yield:	31.32%	Borrower rate/APR:	32.32% / 35.10%	Monthly payment:	$135.17

Lender servicing fee:	1.00%	Effective Yield*:	28.49%
		Estimated return*:	13.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1976	Debt/Income ratio:	38%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 6	Length of status:	11y 2m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,439	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	fairness-structure7	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 656120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	11.25%
Term:	36 months

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$178.73

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-2001	Debt/Income ratio:	14%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 9	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$205	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	top-worth-neutrino	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business-Equipment
Purpose of loan:
minor equipment-bridge loan
My financial situation:
I usually pay off my debt early. New current employment is in same industry over five years.

Monthly net income: $3300
Housing: $500
Insurance: $50
Car expenses: $120
Utilities: $50
Phone, cable, internet: $50
Food, entertainment: $200
Credit cards and other loans: $20
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 656168
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$321.45

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-2000	Debt/Income ratio:	27%
Credit score:	780-799 (Oct-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,538	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Homeownership:	No
Screen name:	sharp-reward729	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Purchase
Purpose of loan:
This loan will be used to purchase a property. I just need another 10K to purchase this property. I would have taken out a mortgage, but most mortgage companies don't service loans in amounts less than around 50K usually. As we all know, right now is a good time to purchase real estate at very low prices so I have decided to purchase this property so that I won't put any future cash into rent. This property could potentially save me thousands of dollars in rent once it's paid off.

My financial situation:
I am a good candidate for this loan because I have a credit score of around 780+ and I have a very firm financial history. I have never defaulted on a loan and I can be trusted to make my payments every month on time.

MONTHLY INCOME
----------------------------------------------------
Monthly Gross Income: $3750
Monthly Net Income: $ 2650

MONTHLY EXPENSES
----------------------------------------------------
Phone & Home Internet: $110
Credit Card Payment: $60
School Loan: $122
Car Insurance: $90
Car Note: $450
Food/Gas/Other Expenses: $540
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 656780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	11.75%
Term:	60 months

Lender yield:	27.27%	Borrower rate/APR:	28.27% / 30.93%	Monthly payment:	$187.79

Lender servicing fee:	1.00%	Effective Yield*:	24.93%
		Estimated return*:	13.18%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1997	Debt/Income ratio:	18%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 10	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,657	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	kind-dough-admirer	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical/Dental
Purpose of loan:
This loan will be used to... Braces and other oral surgery for wife an kids.

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $5000.00
Monthly expenses: $2100.00 includes transportation and food costs.
Housing: $925.00
Monthy Expences Bank of America Bill Pay
ACS -EDU $177.00
Power Bill $131.00
Ameri Credit Dodge Car $413.00
Capital one CC $25.00
Citi Bank 1500 Credit Card $37.00
Citi Bank 7356 Credit Card $37.00
Broken Arrow Water $75.00
Cox Cable, Internet $128.90
Cell Phone 2 lines sprint $84.00
Care Credit Medical Credit $100.00
Geico Car Insurance $88.25
JCP Credit Card $32.00
Kohls Credit Card $25.00
Lowes Credit Card $35.00
Natural Gas $51.00
Sallie Mae $115.00
Sam's Club Credit Card $35.00
Target Credit Card $25.00
Total $1,614.15
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 656822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	7.49%
Term:	60 months

Lender yield:	21.62%	Borrower rate/APR:	22.62% / 25.13%	Monthly payment:	$139.86

Lender servicing fee:	1.00%	Effective Yield*:	20.16%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1998	Debt/Income ratio:	24%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	17 / 11	Length of status:	14y 2m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,501	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Bankcard utilization:	48%
		Homeownership:	No
Screen name:	green-bountiful-camaraderi	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	1 ( 6% )	680-699 (May-2011)
Principal balance:	$1,267.83	31+ days late:	0 ( 0% )
Total payments billed:	17
Description
Household Expenses
Purpose of loan:
This loan will be used to..
Help me prepare for having to move out of state in two years. My job is moving so I'd like to get everything squared so I have no debt besides Prosper. Help me put a deposit on an apartment and also moving expenses. Also to help me stay current at my current residence. I don't want any surprises, just want everything to go smooth.
My financial situation:
I am a good candidate for this loan because...
I pay things back. I don't ignore my bills. I got a little in over my head in the past with my divorce and everything, but things are better now. More manageable. I have another smaller loan through Prosper and i haven't been late or missed one payment.
Thanks you.

Monthly net income: $2400
Monthly expenses: $
Housing: 415
Insurance: $170
Car expenses: $249
Utilities: $100
Phone, cable, internet: $160
Food, entertainment: $150
Clothing, household expenses: $50
Credit cards and other loans: $150
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 656852
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2006	Debt/Income ratio:	56%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,809	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	No
Screen name:	first-economy-motion	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$11,000	Estimated loss*:	11.25%
Term:	60 months

Lender yield:	26.59%	Borrower rate/APR:	27.59% / 30.23%	Monthly payment:	$339.78

Lender servicing fee:	1.00%	Effective Yield*:	24.35%
		Estimated return*:	13.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1983	Debt/Income ratio:	29%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	22y 9m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$757	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	restless-cash629	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...as a Personal Loan

My financial situation:
I am a good candidate for this loan because...my monthly rent is down and I can afford the payments

Monthly net income: $4344.00
Monthly expenses: $1495.00
Housing: $600.00
Insurance: $185.00
Car expenses: $500.00
Utilities: $0
Phone, cable, internet: $100.00
Food, entertainment: $200.00
Clothing, household expenses: $75.00
Credit cards and other loans: $30.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-2002	Debt/Income ratio:	14%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	commitment-handshake144	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baby & Adoption Loans
Purpose of loan:
This loan will be used to help with a procedure to have a baby.

My financial situation:
I am a good candidate for this loan because I have not been able to save enough to have the procedure done.

Monthly net income: $
Monthly expenses: $
Housing: $630
Insurance: $205
Car expenses: $150
Utilities: $300
Phone, cable, internet: $90
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,700.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$3,990	Estimated loss*:	1.74%
Term:	36 months

Lender yield:	7.39%	Borrower rate/APR:	8.39% / 9.74%	Monthly payment:	$179.64

Lender servicing fee:	1.00%	Effective Yield*:	7.23%
		Estimated return*:	5.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1994	Debt/Income ratio:	14%
Credit score:	740-759 (Sep-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,255	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	No
Screen name:	contract-dreams310	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off my one and only credit card!

My financial situation:
I am a good candidate for this loan because when paying off my school loan, I never had a missed or late payment, I have a steady job, and have taken extra measures to cut back on expenses, including this one! This loan will save me a good deal as I'm paying off my credit card and the world needs more debt-free citizens. Thank you so much!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	12.75%
Term:	60 months

Lender yield:	28.62%	Borrower rate/APR:	29.62% / 32.32%	Monthly payment:	$321.20

Lender servicing fee:	1.00%	Effective Yield*:	26.10%
		Estimated return*:	13.35%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1987	Debt/Income ratio:	32%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	12y 4m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46,888	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	sensible-market4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off my three Chase Credit cards, JCPenney and Macy's department store cards.

My financial situation:
I am a good candidate for this loan because...I pay my bills on time and most payments are automatic debits from my checking account. In addition, my husband pays the mortgage, car/home insurance premium and all utility bills for the household. Consolidating these credit card payments will free up additional money to save for the household.

Monthly net income: $3000
Monthly expenses: $1800
Housing: $0 (husband pays)
Insurance: $0 (husband pays)
Car expenses: $0 paid off
Utilities: $0 (husband pays)
Phone, cable, internet: $0 (husband pays)
Food, entertainment: $175
Clothing, household expenses: $150
Credit cards and other loans: $23,000
Other expenses: $159 for cell phone bill
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$431.35

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1992	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	17	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,110
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	benjamins-driver6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...i'm currently in the process of getting a divorce an i'm waiting on a 150000.00 settlement. just trying to keep my self afloat till the settlement comes through.

Monthly net income: $210000.00
Monthly expenses: $
Housing: $380.00
Insurance: 79.00
Car expenses: $114.00
Utilities: $200.00
Phone, cable, internet: $100.0
Food, entertainment: $300
Clothing, household expenses: $
Credit cards and other loans: $250.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.49%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 19.65%	Monthly payment:	$527.28

Lender servicing fee:	1.00%	Effective Yield*:	14.17%
		Estimated return*:	8.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1990	Debt/Income ratio:	32%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 13	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$38,980	Stated income:	$100,000+
Delinquencies in last 7y:	30	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	TomMinnesota	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	89 ( 97% )	740-759 (Latest)
Principal borrowed:	$6,100.00	< 31 days late:	2 ( 2% )	680-699 (Sep-2010) 660-679 (Jul-2009) 660-679 (May-2009) 620-639 (Jun-2007)
Principal balance:	$677.11	31+ days late:	1 ( 1% )
Total payments billed:	92
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$6,500	Estimated loss*:	1.74%
Term:	36 months

Lender yield:	7.39%	Borrower rate/APR:	8.39% / 9.74%	Monthly payment:	$204.86

Lender servicing fee:	1.00%	Effective Yield*:	7.23%
		Estimated return*:	5.49%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1987	Debt/Income ratio:	30%
Credit score:	800-819 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	51	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,578	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	Yes
Screen name:	graceful-economy410	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off some high interest credit card debt from my recent wedding and honeymoon.

My financial situation:
I am a good candidate for this loan because...I have excellent credit, a steady income and a husband who pays the mortgage on our home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.75%
Term:	36 months

Lender yield:	29.06%	Borrower rate/APR:	30.06% / 34.05%	Monthly payment:	$169.94

Lender servicing fee:	1.00%	Effective Yield*:	26.43%
		Estimated return*:	11.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-2008	Debt/Income ratio:	29%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$231	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	vibrant-justice3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to pay off my debt.

My financial situation:
I am a good candidate for this loan because and I am very reliable when it comes to paying my bills. I do have a steady income and secure job. I work full time and do get my 40 hours a week with over time pay.

Monthly net income: $1600
Monthly expenses: $ 0
Housing: $ 0
Insurance: $ 282.00
Car expenses: $ 326.00
Utilities: $ 0
Phone, cable, internet: $ 240.00
Food, entertainment: $ 50.00
Clothing, household expenses: $ 0
Credit cards and other loans: $
Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	8.74%
Term:	36 months

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 25.01%	Monthly payment:	$377.98

Lender servicing fee:	1.00%	Effective Yield*:	18.73%
		Estimated return*:	9.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1999	Debt/Income ratio:	29%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 13	Length of status:	13y 1m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,765	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	1kittykat	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate credit

My financial situation:
I am a good candidate for this loan because...

good source of income
Monthly net income: $5500 - 6000
Monthly expenses: $3927
Housing: $1655
Insurance: $150
Car expenses: $350
Utilities: $112
Phone, cable, internet: $160
Food, entertainment: $600
Clothing, household expenses: $200
Credit cards and other loans: $500
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$20,000	Estimated loss*:	1.99%
Term:	36 months

Lender yield:	7.64%	Borrower rate/APR:	8.64% / 9.99%	Monthly payment:	$632.65

Lender servicing fee:	1.00%	Effective Yield*:	7.46%
		Estimated return*:	5.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	May-1985	Debt/Income ratio:	12%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$113,797	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	orbital-benjamins7	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to payoff an existing personal loan in both mine and my ex-wives name, so I can remove an $80,000 liability on my credit report that she is by divorce agreement responsible for.

My financial situation:
I am a good candidate for this loan because I have great credit; pay all my bills on time; have paid off other liabilities associated with the divorce, and continue to make good money having been given a recent promotion.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657614
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	11.25%
Term:	60 months

Lender yield:	26.59%	Borrower rate/APR:	27.59% / 30.23%	Monthly payment:	$185.33

Lender servicing fee:	1.00%	Effective Yield*:	24.35%
		Estimated return*:	13.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1997	Debt/Income ratio:	20%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Professor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,491	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	exchange-trident5	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan: Bills..

My financial situation:
I am a good candidate for this loan because I have a job and pay my bills on time, and I have additional income.

Monthly net income: $3089
Monthly expenses: $
Housing: $ 1200
Insurance: $ 125
Car expenses: $
Utilities: $ 85
Phone, cable, internet: $85.00
Food, entertainment: $ 85.00
Clothing, household expenses: $ 25
Credit cards and other loans: $75
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$90.06

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1998	Debt/Income ratio:	11%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$122,008	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	organic-p2ploan099	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
hair transplant
Purpose of loan: hair transplant
This loan will be used to...hair transplant

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $6000
Monthly expenses: $4000
Housing: $2500
Insurance: $
Car expenses: $300
Utilities: $300
Phone, cable, internet: $100
Food, entertainment: $500
Clothing, household expenses: $100
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.25%
Term:	36 months

Lender yield:	23.92%	Borrower rate/APR:	24.92% / 28.78%	Monthly payment:	$278.02

Lender servicing fee:	1.00%	Effective Yield*:	21.90%
		Estimated return*:	10.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-2002	Debt/Income ratio:	18%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,515	Stated income:	$100,000+
Delinquencies in last 7y:	5	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	goal-note5	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$431.35

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1994	Debt/Income ratio:	852%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	38y 4m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,432	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	noble-commerce2	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off 2 credit cards

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $1697.00
Monthly expenses: $700.00
Housing: $0
Insurance: $90.00
Car expenses: $0
Utilities: $125.00
Phone, cable, internet: $100.00
Food, entertainment: $50.00
Clothing, household expenses: $60.00
Credit cards and other loans: $10,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1999	Debt/Income ratio:	33%
Credit score:	780-799 (Oct-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	18y 4m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,031	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	Yes
Screen name:	yield-rose	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Bills
Purpose of loan: pay bills....I had an unforeseen home repair to make (my roof needed to be replaced) and I am short on cash now because of it. I don't want to fall behind on my mortgage payments
This loan will be used to...

My financial situation: I always pay my bills and I have a full time job that I have been at for 18 years, and I have the potential to work OT frequently.
I am a good candidate for this loan because...

Monthly net income: $5000.00
Monthly expenses: $500.00
Housing: $1781.00
Insurance: $200.00
Car expenses: $525.00
Utilities: $300.00
Phone, cable, internet: $150.00
Food, entertainment: $250.00
Clothing, household expenses: $250.00
Credit cards and other loans:
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657698
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	9.75%
Term:	36 months

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$192.82

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-2002	Debt/Income ratio:	11%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 2	Length of status:	4y 5m
Amount delinquent:	$14,432	Total credit lines:	28	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	Cardinals-2011	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 75% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	3 ( 25% )	660-679 (Oct-2011)
Principal balance:	$2,202.05	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Debt consolidation
Purpose of loan: Consolidate Debt into one payment.
This loan will be used to...

My financial situation: GOOD
I am a good candidate for this loan because...
I work hard and have a solid job with the State Of Illinois. I pay my bills on time and pay extra. I'm a military veteran who believes in paying one's bills on time!

Monthly net income: $ 2500
Monthly expenses: $1300
Housing: $800
Insurance: $
Car expenses: $50
Utilities: $80
Phone, cable, internet: $75
Food, entertainment: $75
Clothing, household expenses: $50
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,600.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$6,720	Estimated loss*:	2.49%
Term:	60 months

Lender yield:	11.23%	Borrower rate/APR:	12.23% / 14.49%	Monthly payment:	$214.66

Lender servicing fee:	1.00%	Effective Yield*:	10.91%
		Estimated return*:	8.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-2000	Debt/Income ratio:	18%
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,642	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	generosity-resonance	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	29 ( 100% )	740-759 (Latest)
Principal borrowed:	$13,100.00	< 31 days late:	0 ( 0% )	760-779 (Feb-2011) 780-799 (Jun-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	29
Description
Debt consolidation - exp'd Prosper
Purpose of loan:
I'm looking to refinance consumer debt into installment loans for structured repayment.

My financial situation:
I just completed a refinance on our home for a better rate. The monthly savings there alone will almost pay for this loan. That does not count the fact that my minimum payments on the cards being consolidated are only $58/month less than what I'm looking to pay with this prosper loan. For those that like to see numbers:

Monthly Savings over current mortgage: $175
Current minimum payments for credit cards: $156

I'll be saving money and paying off the loans faster than giving money to the credit card company. I also much prefer a structured repayment.

I have a stable, secure day job and I run a couple ecommerce sites on the side. My regular income is over $83k/year and I live in a relatively inexpensive region of the US. Also, this is my third time using prosper and in each case, I've repaid the loans early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1993	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	23	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$273
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	vigilance-awakening8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DBC Productions LLC
Purpose of loan: 8 months into business, start-up costs, marketing and payroll
This loan will be used to...See above

My financial situation: Have two credit cards to finish paying off, approx $20,000 in student loans, have invested 10,000 of my own into the business.
I am a good candidate for this loan because...People are interested in what I am selling and supporting, I keep great records for everything, I am a female Wounded Warrior Combat Veteran, I have experience in the business.

Monthly net income: $ 2500
Monthly expenses: See below
Housing: $950--the VA pays for my housing
Insurance: $
Car expenses: $0
Utilities: $0
Phone, cable, internet: $35
Food, entertainment: $100
Clothing, household expenses: $40
Credit cards and other loans: $25000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	2.24%
Term:	60 months

Lender yield:	10.73%	Borrower rate/APR:	11.73% / 13.98%	Monthly payment:	$552.71

Lender servicing fee:	1.00%	Effective Yield*:	10.45%
		Estimated return*:	8.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1988	Debt/Income ratio:	26%
Credit score:	780-799 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 17	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,829	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	commitment-mangrove6	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate and pay off my high interest credit cards.

My financial situation:
I am a good candidate for this loan for several reasons:
I have a high income
I have a good track record of paying bills on time
I am doing contract work in addition to my regular job in order save and pay off loans
I have $25,000 in a brokerage accord that I can tap if needed (right now this is my emergency fund)

I got into debt for two reasons. In June 2009 I was accepted into an MBA program, which I planned to attend and also work full time, and my employer was going to cover half of the costs of the program. However with the recession, I lost my job in August 2009. I decided to go to ahead and work on my MBA, pay for school myself, and work as a contractor to pay the bill. While I did make enough as a contractor to cover basic needs, I unfortunately did not make enough money to cover my expenses. Thus I had to rely on my credit card to get me through this time.

Since July 2011, I have had a good paying full time job (over $100,000 annually), and have been working to pay off credit cards. However I will be able to do this much faster with a loan from Prosper.

I hope you will agree that I am a good credit risk and are willing to fund this loan.

Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1996	Debt/Income ratio:	21%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 4	Length of status:	12y 4m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,686	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	contract-oracle3	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off my 401k loan I have a balance on. Once I pay that 401k loan off, then I will take out another 401k loan and use that money to payoff all existing debt I have.

My financial situation:
I am a good candidate for this loan because...I have no other means of getting the money. Once I take money out of my 401k to payoff existing debts then I will have more money to save per month. Right now, I am in urgent need to do this. I lost my house a couple of years ago and have been living with family. I need to free up my debts so I can get back on my feet independently.

Monthly net income: $1700
Monthly expenses: $1055
Housing: $400
Insurance: $130
Car expenses: $100
Utilities: $0
Phone, cable, internet: $100
Food, entertainment: $100
Clothing, household expenses: $0
Credit cards and other loans: $225
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657914
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	2.49%
Term:	60 months

Lender yield:	11.23%	Borrower rate/APR:	12.23% / 14.49%	Monthly payment:	$335.41

Lender servicing fee:	1.00%	Effective Yield*:	10.91%
		Estimated return*:	8.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1997	Debt/Income ratio:	9%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	16y 5m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,640	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	Yes
Screen name:	forceful-money8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.99%
Term:	60 months

Lender yield:	19.24%	Borrower rate/APR:	20.24% / 22.69%	Monthly payment:	$399.41

Lender servicing fee:	1.00%	Effective Yield*:	18.13%
		Estimated return*:	12.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-2004	Debt/Income ratio:	18%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	point-lightning3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baby & Adoption Loans
Purpose of loan: to finance the adoption of our baby.
This loan will be used to allow us the joy of bringing our new baby home.

My financial situation: stable
I am a good candidate for this loan because...I have a stable job that pays good money. I pay my bills on time until they are paid off and will be working even harder now that I will be starting a family with kids.

Monthly net income: $2,498.00
Monthly expenses: $
Housing: $793.22
Insurance: $73.00
Car expenses: $25.00
Utilities: $213.00
Phone, cable, internet: $103.51
Food, entertainment: $25.00
Clothing, household expenses: $25.00
Credit cards and other loans: $253.96
Other expenses: $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	9.25%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$572.78

Lender servicing fee:	1.00%	Effective Yield*:	19.37%
		Estimated return*:	10.12%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-2004	Debt/Income ratio:	45%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$16,746	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	aggresive-truth3	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	0.99%
Term:	36 months

Lender yield:	6.49%	Borrower rate/APR:	7.49% / 8.83%	Monthly payment:	$466.52

Lender servicing fee:	1.00%	Effective Yield*:	6.41%
		Estimated return*:	5.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-2000	Debt/Income ratio:	10%
Credit score:	780-799 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	6y 11m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$386	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	credit-visionary3	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to... finish my basement, using a professional contractor and pulling all applicable permits. This will increase the value of my home and therefore my equity in the home, further reducing risk to investors.

My financial situation:
I am a good candidate for this loan because... I am a fully credentialed Actuary who works for a fortune 500 insurer. I both understand finance well and take my personal financial decisions very seriously. I have the income necessary to make the payments and an exemplary credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$143.78

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1998	Debt/Income ratio:	8%
Credit score:	700-719 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	22y 0m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,739	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	money-popcorn8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WARD CLERK
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 657992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	6.49%
Term:	60 months

Lender yield:	20.18%	Borrower rate/APR:	21.18% / 23.66%	Monthly payment:	$257.97

Lender servicing fee:	1.00%	Effective Yield*:	18.95%
		Estimated return*:	12.46%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-2005	Debt/Income ratio:	17%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	13y 1m
Amount delinquent:	$228	Total credit lines:	14	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,072	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	scholarly-basis779	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Pay off other loans and credit cards and put the remainder in savings.

My financial situation:
I am a good candidate for this loan because...I am credit worthy

Monthly net income: $1690
Monthly expenses: $
Housing: $525
Insurance: $60
Car expenses: $
Utilities: $100
Phone, cable, internet: $15
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $540
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$226.02

Lender servicing fee:	1.00%	Effective Yield*:	18.52%
		Estimated return*:	10.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1989	Debt/Income ratio:	21%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	11y 3m
Amount delinquent:	$387	Total credit lines:	28	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,527	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	visionary-silver6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...remodel bathroom

My financial situation:
I am a good candidate for this loan because... Monthly payment is low

Monthly net income: $ 5000
Monthly expenses: $
Housing: $ 1300
Insurance: $ 120
Car expenses: $ 400
Utilities: $ 200
Phone, cable, internet: $200
Food, entertainment: $200
Clothing, household expenses: $150
Credit cards and other loans: $1300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Oct-2012)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	5	Current / open credit lines:	10 / 10	Length of status:	9y 5m
Amount delinquent:	$3,126	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,845	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	open-compassion997	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used for home Improvements..

My financial situation:
I am a good candidate for this loan because I am in the process of building my credit and I am commited to paying my bills on time.

Monthly net income: $ 525,000.00
Monthly expenses: $13,000.00
Housing: $3500.
Insurance: $500.
Car expenses: $0
Utilities: $800.
Phone, cable, internet: $40
Food, entertainment: $500
Clothing, household expenses: $300
Credit cards and other loans: $150.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,999.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$8,399.30	Estimated loss*:	7.49%
Term:	12 months

Lender yield:	13.93%	Borrower rate/APR:	14.93% / 22.71%	Monthly payment:	$1,082.61

Lender servicing fee:	1.00%	Effective Yield*:	12.97%
		Estimated return*:	5.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1996	Debt/Income ratio:	18%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,451	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	77%
		Homeownership:	No
Screen name:	a-receptive-pound	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate three higher interest rate credit cards.

My financial situation:
I am a good candidate for this loan because I have a high income and stable savings, I'm

Monthly net income: $7,500
Monthly expenses: $4,000
Housing: $1,350
Insurance: $100
Car expenses: $150
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $600
Clothing, household expenses: $200
Credit cards and other loans: $1,400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	6.49%
Term:	36 months

Lender yield:	16.74%	Borrower rate/APR:	17.74% / 21.43%	Monthly payment:	$540.33

Lender servicing fee:	1.00%	Effective Yield*:	15.71%
		Estimated return*:	9.22%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-2004	Debt/Income ratio:	18%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	5y 9m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$54,888	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	leverage-apple2	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Pay off debt

I am a great candidate for this loan because I make enough money to easily pay it off and my credit and income also prove this.

I have never had bad credit or bankruptcy.
I have never missed any payments or been in collection before either
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$321.45

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Feb-1983	Debt/Income ratio:	15%
Credit score:	800-819 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	5 / 5	Length of status:	9y 5m
Amount delinquent:	$10,056	Total credit lines:	29	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,444	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	exchange-entrepreneur161	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle
Purpose of loan:
This loan will be used to...

My financial situation: GOLF CART/ ATV
I am a good candidate for this loan because...I AM WANTING TO REBUILD MY CREDIT AFTER MY BANKRUPTCY DISCHARGE OF 3 YEARS.i PROMISE TO REPAY THIS LOAN!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	10.25%
Term:	60 months

Lender yield:	25.24%	Borrower rate/APR:	26.24% / 28.85%	Monthly payment:	$180.50

Lender servicing fee:	1.00%	Effective Yield*:	23.20%
		Estimated return*:	12.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2000	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	9y 3m
Amount delinquent:	$0	Total credit lines:	52	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,070
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	loot-flan4	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: to consolidate credit multiple credit cards so i only have to make one payment.
This loan will be used to...pay off credit card debt

My financial situation:
I am a good candidate for this loan because... I have always paid my bills, I have Cerebral Palsy and have a five year old daughter.

Monthly net income: $ 1061.00 SSI
Monthly expenses: $
Housing: $ 252.00
Insurance: $ 0
Car expenses: $ 0
Utilities: $ 0
Phone, cable, internet: $ 80.00
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $ 4 credit cards and student loans. I have 2 degrees and am aggressively looking for employment
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	22.98%	Borrower rate/APR:	23.98% / 26.53%	Monthly payment:	$431.35

Lender servicing fee:	1.00%	Effective Yield*:	21.30%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1977	Debt/Income ratio:	12%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	pound-raker6	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	2.49%
Term:	60 months

Lender yield:	11.23%	Borrower rate/APR:	12.23% / 14.49%	Monthly payment:	$178.89

Lender servicing fee:	1.00%	Effective Yield*:	10.91%
		Estimated return*:	8.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1991	Debt/Income ratio:	14%
Credit score:	800-819 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	20y 11m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,967	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	Yes
Screen name:	virtuous-contract869	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan:
This loan will be used to...pay for bills and other life expenses

My financial situation:
I am a good candidate for this loan because...i have worked forthe same company for 20+YEARS AND HAVE EXCELLENT CREDIT
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,850	Estimated loss*:	8.74%
Term:	36 months

Lender yield:	20.24%	Borrower rate/APR:	21.24% / 25.01%	Monthly payment:	$585.88

Lender servicing fee:	1.00%	Effective Yield*:	18.73%
		Estimated return*:	9.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1994	Debt/Income ratio:	10%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 6	Length of status:	9y 7m
Amount delinquent:	$1,010	Total credit lines:	31	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,098	Stated income:	$100,000+
Delinquencies in last 7y:	13	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	return-mate79	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $14,000
Monthly expenses: $8,000
Housing: $1,100
Insurance: $100
Car expenses: $0
Utilities: $200
Phone, cable, internet: $75
Food, entertainment: $0
Clothing, household expenses: $100
Credit cards and other loans: $500
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.32%	Borrower rate/APR:	29.32% / 33.29%	Monthly payment:	$168.32

Lender servicing fee:	1.00%	Effective Yield*:	25.75%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-2000	Debt/Income ratio:	26%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,906	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	moola-expert4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Household Expenses
Purpose of loan: Household Expenses
This loan will be used to help balance my household expenses in a relatively short term as I have been looking to make various purchases and upgrades.

My financial situation:
I am a good candidate for this loan because I've been gainfully employed at my agency for the past 7 years. I am a School Psychologist and I hold a federally mandated position pursuant to Public Law 94.142. I am also responsible and vigilant as my credit reflects.

Monthly net income: $4500
Monthly expenses: $3800
Housing: $1575
Insurance: $100
Car expenses: $200
Utilities: $80
Phone, cable, internet: $60
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $700
Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-2005	Debt/Income ratio:	35%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 13	Length of status:	25y 6m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,026	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	affluence-heart6	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan: Debt consolidation
This loan will be used to...Pay off some cedit card debt with high intrest rates.

My financial situation: USAA
I am a good candidate for this loan because... I plan on paying off some credit card debt therefore my payment will be less and help. I am currently update on my bills.

Monthly net income: $ 4192
Monthly expenses: $ 200
Housing: $ 1350
Insurance: $ 150
Car expenses: $ 680
Utilities: $ 200
Phone, cable, internet: $ 100
Food, entertainment: $ 400
Clothing, household expenses: $ 100
Credit cards and other loans: $ 250
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,500	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$144.65

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1994	Debt/Income ratio:	5%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,461	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	adaptable-p2p079	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle
Purpose of loan:
This loan will be used to purchase a replacement commuter motorcycle. I put at least 7K miles on per year for work and some leisure riding so it's really my primary form of transportation until winter sets in.

My financial situation:
I am a good candidate for this loan because I've been very careful paying bills since my bankruptcy from over 7 years ago. I've kept minimum credit cards and limited usage to what can be paid off at the end of the month. Everyday purchases or smaller one time purchases I generally pay cash for and save the rest. I'd like to start with a relatively small loan to further develop my credit and ultimately work toward being able to qualify for a mortgage loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-2002	Debt/Income ratio:	26%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	9y 3m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$960	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	ingenious-community733	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$241.09

Lender servicing fee:	1.00%	Effective Yield*:	8.49%
		Estimated return*:	6.00%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-2000	Debt/Income ratio:	25%
Credit score:	720-739 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,596	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	loot-cedar9	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	720-739 (Sep-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	4
Description
Refinance existing loan
Purpose of loan:
I currently have a loan $13K loan but I need to restructure the payments due to an increase in my monthly housing costs. I plan to pay a lump sum of $6000 to that loan and use the proceeds of this loan to pay it off completely.

My financial situation:
I am a good candidate for this loan because I've already had a prosper loan and a lendingclub loan in the past and both were paid off completely and never late. I need to restructure my existing loan because of a recent move that increased my housing costs. I keep all of my bills on auto-payment and keep my monthly finances planned out six months in advance. Tracking my finances borders on obsession.

I have a stable job at a state university and have worked there for the last five years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	27.99%
		Estimated return*:	11.24%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1999	Debt/Income ratio:	33%
Credit score:	660-679 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 9	Length of status:	6y 8m
Amount delinquent:	$96	Total credit lines:	48	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,809	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	orange-leverage-neptune	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay outstanding medical bills and one credit card

My financial situation:
I am a good candidate for this loan because...job stability and increase of income

Monthly net income: $5250
Monthly expenses: $
Housing: $1088
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $90
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	3.49%
Term:	60 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 17.32%	Monthly payment:	$118.92

Lender servicing fee:	1.00%	Effective Yield*:	13.46%
		Estimated return*:	9.97%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1979	Debt/Income ratio:	9%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	9y 0m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,114	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	the-appetizing-loot	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	720-739 (Oct-2011)
Principal balance:	$4,983.36	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
Debt consolidation
Purpose of loan:
This loan will be used to consilidate credit card payments and to complete some necessary home renovation.

My financial situation:
I am a good candidate for this loan because credit history with Prosper has been very good. I have been with my employer for 9 years and in my home for 13 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,800.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$3,360	Estimated loss*:	4.49%
Term:	36 months

Lender yield:	13.14%	Borrower rate/APR:	14.14% / 17.75%	Monthly payment:	$164.38

Lender servicing fee:	1.00%	Effective Yield*:	12.52%
		Estimated return*:	8.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1990	Debt/Income ratio:	34%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	6y 11m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,264	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Bankcard utilization:	40%
		Homeownership:	No
Screen name:	fantastic-peso6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	9 ( 90% )	640-659 (Latest)
Principal borrowed:	$11,000.00	< 31 days late:	1 ( 10% )	660-679 (Jan-2012) 680-699 (Oct-2011)
Principal balance:	$3,182.87	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because... I pay them back

Monthly net income: $2700.00
Monthly expenses: $900.00
Housing: $250.00
Insurance: $105.00
Car expenses: $0
Utilities: $0
Phone, cable, internet: $25.00
Food, entertainment: $200.00
Clothing, household expenses: $25.00
Credit cards and other loans: $300.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$13,000	Estimated loss*:	9.25%
Term:	60 months

Lender yield:	23.89%	Borrower rate/APR:	24.89% / 27.46%	Monthly payment:	$380.73

Lender servicing fee:	1.00%	Effective Yield*:	22.06%
		Estimated return*:	12.81%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-2002	Debt/Income ratio:	15%
Credit score:	760-779 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,514	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	Yes
Screen name:	eloquent-finance772	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Pay off all my credit debt

My financial situation:
I am a good candidate for this loan because...
I have full time employment and good credit.

Monthly net income: $ 4000
Monthly expenses: $500
Housing: $1500
Insurance: $25
Car expenses: $0
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $varies
Clothing, household expenses: $varies
Credit cards and other loans: $750
Other expenses: $varies
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.46%	Borrower rate/APR:	23.46% / 27.29%	Monthly payment:	$194.75

Lender servicing fee:	1.00%	Effective Yield*:	20.64%
		Estimated return*:	10.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-2005	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	8 / 6	Length of status:	2y 7m
Amount delinquent:	$178	Total credit lines:	16	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,028	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	50%
		Homeownership:	No
Screen name:	skillful-cash5	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,600.00	< 31 days late:	0 ( 0% )	680-699 (Nov-2011)
Principal balance:	$2,777.87	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Fully-Employed, Recent Graduate
Purpose of loan:
Debt Consolidation
This loan will be used to...
Consolidating debt, lowering effective interest paid, easing monthly budget maintenance

My financial situation:
Fully-Employed as an analyst for a local bank

I am a good candidate for this loan because...
I am a fully-employed recent graduate of Virginia Commonwealth University looking to consolidate the limited debt I racked up over my 4 years attending school. Although my credit score may be slightly tarnished a review of my credit history will reveal an impeccable payment history for the past 3-4 years, including one Prosper loan( included in this consolidation). Consolidating my debt will lower the effective interest I am paying and simplify my monthly budgeting. Thank you for taking the time to review my request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	6.24%
Term:	60 months

Lender yield:	19.81%	Borrower rate/APR:	20.81% / 23.28%	Monthly payment:	$404.20

Lender servicing fee:	1.00%	Effective Yield*:	18.63%
		Estimated return*:	12.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1990	Debt/Income ratio:	37%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	21y 3m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,858	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	hope-rotation8	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	10 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (Aug-2012) 720-739 (Jan-2012)
Principal balance:	$1,660.79	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2120
Monthly expenses: $
Housing: $615
Insurance: $200
Car expenses: $300
Utilities: $150
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $will pay off
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$3,000	Estimated loss*:	0.74%
Term:	36 months

Lender yield:	6.24%	Borrower rate/APR:	7.24% / 8.58%	Monthly payment:	$92.96

Lender servicing fee:	1.00%	Effective Yield*:	6.18%
		Estimated return*:	5.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Nov-2004	Debt/Income ratio:	11%
Credit score:	780-799 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	9y 5m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,514	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	richnow	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	780-799 (Latest)
Principal borrowed:	$9,000.00	< 31 days late:	0 ( 0% )	720-739 (Mar-2007)
Principal balance:	$0.03	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Auto (used)
Purpose of loan:
his loan will be used to help purchase a used vehicle.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time.

This payment wouldn't represent a big monthly amount.

Thanks in Advance!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	2.49%
Term:	60 months

Lender yield:	11.23%	Borrower rate/APR:	12.23% / 14.49%	Monthly payment:	$335.41

Lender servicing fee:	1.00%	Effective Yield*:	10.91%
		Estimated return*:	8.42%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1993	Debt/Income ratio:	18%
Credit score:	840-859 (Oct-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$474	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	TX-broker	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Renovation
Purpose of loan:
This loan will be used to renovate a small investment property in a great area in San Antonio. I plan to re-paint, add central HVAC, and make some other small repairs, and have a tenant ready to go. San Antonio has low unemployment and stable real estate values, making this a good investment.

My financial situation:
I am a good candidate for this loan because I have 15 years of experience in real estate, and have never had a project go bad. I'm conservative in my underwriting and analysis, and only do projects with low risk. In this case, I have a tenant lined up to lease the property on a long term lease that will easily cover debt service. Even without a lease, my current employment provides enough that I can cover the payments indefinitely.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	9.75%
Term:	36 months

Lender yield:	21.72%	Borrower rate/APR:	22.72% / 26.53%	Monthly payment:	$212.10

Lender servicing fee:	1.00%	Effective Yield*:	20.00%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1979	Debt/Income ratio:	44%
Credit score:	640-659 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 23	Length of status:	14y 6m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$64,862	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	savdbygrace	Borrower's state:	Ohio	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 89% )	640-659 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	1 ( 11% )	680-699 (Dec-2011) 620-639 (May-2007) 620-639 (Mar-2007) 620-639 (Feb-2007)
Principal balance:	$2,086.28	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Household Expenses/Debt Reduction
Purpose of loan:
This loan will be used to pay off household expenses and some debt accumulated.

My financial situation:
I am a good candidate for this loan because I am very dependable and make my payments on time. I have an excellent work ethic and am working toward freedom from debt and home ownership. I am dedicated and working to be promoted at my job.

Monthly net income: $ 3491.18
Monthly expenses: $
Housing: $1179.76
Insurance: $109.03
Car expenses: $50.00
Utilities: $150.00
Phone, cable, internet: $200.00
Food, entertainment: $50.00
Clothing, household expenses: $50.00
Credit cards and other loans: $742.00
Other expenses: $120.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.75%
Term:	36 months

Lender yield:	29.06%	Borrower rate/APR:	30.06% / 34.05%	Monthly payment:	$169.94

Lender servicing fee:	1.00%	Effective Yield*:	26.43%
		Estimated return*:	11.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-639 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$375	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	unconquerable-nickel6	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	680-699 (Jan-2012)
Principal balance:	$3,310.86	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Business
Purpose of loan:
This loan will be used to...
This loan will be used to help expand my business. I am at a point where I need to hire a support person and to get over the hump of the learning curve to begin to produce and help with sales.

My financial situation:
I am a good candidate for this loan because... My business is growing. I've signed an agreement with a Chamber of Commerce and have entered in a revenue sharing program with them as a subscription based business. It is currently in a Beta Test and the results are very positive and it will end in November. We will be going on line in December with business signing starting in November.

Monthly net income: $ 2500
Monthly expenses: $
Housing: $ N/A
Insurance: $ 115
Car expenses: $ N/A
Utilities: $ N/A
Phone, cable, internet: $ 300
Food, entertainment: $ 200
Clothing, household expenses: $ 50
Credit cards and other loans: $ 225
Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	10.25%
Term:	60 months

Lender yield:	25.24%	Borrower rate/APR:	26.24% / 28.85%	Monthly payment:	$225.62

Lender servicing fee:	1.00%	Effective Yield*:	23.20%
		Estimated return*:	12.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1985	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	9 / 9	Length of status:	14y 4m
Amount delinquent:	$206	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,914	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	55%
		Homeownership:	Yes
Screen name:	the-loan-enrichment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... Medical bills and consolidate credit cards

My financial situation:
I am a good candidate for this loan because... Before these medical bill I was in very standing with my credit card companies

Monthly net income: $1514.25
Monthly expenses: $
Housing: $475.15 plus $395.00 park rent
Insurance: $138.33 car and home
Car expenses: $ 90.00 month gas
Utilities: $90.00 more or less T.I.D.
Phone, cable, internet: $144.15
Food, entertainment: $150.00 month for food
Clothing, household expenses: $
Credit cards and other loans: $455.36 credit card payments per month
Other expenses: $
1608.76 outstanding for medical and hospital plus more to come I'm trying hard to pay these but find it very hard
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	13.75%
Term:	12 months

Lender yield:	22.20%	Borrower rate/APR:	23.20% / 31.13%	Monthly payment:	$376.69

Lender servicing fee:	1.00%	Effective Yield*:	20.19%
		Estimated return*:	6.44%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2012	Debt/Income ratio:	17%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$227	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	blazing-bonus3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WAREHOUSE CLERK
Purpose of loan: TO MAKE REPAIRS IN THE PLACE I LIVE
This loan will be used to...

My financial situation:
I am a good candidate for this loan because... i AM RESPONSIBLE AND PAY MY BILLS ON TIME

Monthly net income: $1700
Monthly expenses: $200
Housing: $250
Insurance: $0
Car expenses: $0
Utilities: $50
Phone, cable, internet: $0
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $100
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	1.99%
Term:	60 months

Lender yield:	10.01%	Borrower rate/APR:	11.01% / 13.25%	Monthly payment:	$434.95

Lender servicing fee:	1.00%	Effective Yield*:	9.78%
		Estimated return*:	7.79%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1997	Debt/Income ratio:	22%
Credit score:	820-839 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 10	Length of status:	11y 11m
Amount delinquent:	$499	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,149	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	Yes
Screen name:	social-steward4	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to... Pay off Credit Card Debt accumulated for the most part to help out our children. Currently by paying the minimum amount each month, I am not gaining ground to pay off our current credit cards

My financial situation:
I am a good candidate for this loan because... I stay current with all of my debt. I am not late on any payments.This includes house, auto, etc. My current financial situation is better than most in the current economy. I prefer to have any payment deducted directly from my Checking Account to ensure payment is made on time, every time. We have successfully paid off two different credit cards in 2012 and have not used them since.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 658828
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.32%	Borrower rate/APR:	29.32% / 33.29%	Monthly payment:	$168.32

Lender servicing fee:	1.00%	Effective Yield*:	25.75%
		Estimated return*:	11.50%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1987	Debt/Income ratio:	31%
Credit score:	680-699 (Oct-2012)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	34y 6m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,609	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	No
Screen name:	point-vibrato2	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay. a high interest personal loan, , that I have no deliquent payments for over 2+years with one financial of charlottee n.c.

My financial situation:
I am a good candidate for this loan because...I currently pay 187.00 to this loan, and when its restructed at a lower rate minus your 4000.00 i will only owe approx 1500.00 which I can pay in one year.
with your rate on the 4000.00 I will be able to pay off the balance even earlier that 3 years once this loan with . one financial is closed. Currently 116.21 from my monthly payment goes to interest and only 71.15 is applied to balance. I know I would be finacially secure with your loan. Perhaps I could even negociate a payoff with One finl and close this loan permanently.

Monthly net income: 3000.00
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.